Exhibit 99.2 Second Quarter 2020 Earnings Presentation

Important Notice Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation ("ACRE" or the "Company"), its external manager, Ares Commercial Real Estate Management LLC ("ACREM"), a subsidiary of Ares Management Corporation ("Ares Corp."), Ares Corp., certain of their respective subsidiaries and certain funds and accounts managed by ACREM and/or their subsidiaries. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in ACRE’s and/or Ares Corp.’s filings with the Securities and Exchange Commission ("SEC"). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. For a discussion regarding the potential risks and impact of the COVID-19 pandemic on ACRE, see Part I., Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operation" and Part II., Item 1A. "Risk Factors" in ACRE's Quarterly Report on Form 10-Q.   Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC ("Ares Management") and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise.   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They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.   1

Business Highlights Diversified Portfolio Supported Earnings Enhanced Liquidity Active Balance Sheet Positioning Power Position Management 96% of loans are floating Borrowings diversified 95% senior loans; no liquid rate with LIBOR floors Unrestricted cash of $80 (2) across 8 different or marketable securities currently in the money or million (3) sources of financing fixed rate(1) Reduced borrowing costs 62% of loans backed by Additional cash capacity 2.9x Debt to Equity due to decreasing LIBOR multifamily, office and under FL-3 Securitization (1.9x recourse Debt to and deleveraging of balance (2)(4) industrial properties and Ares Warehouse(2) Equity) sheet • 100% of loans held for investment made contractual debt service payments through the July 2020 payment date(5) • Non-accruing loans declined from 6% of outstanding principal balance to 4% quarter over Positive Progress on quarter, including the removal of one hotel loan Credit Quality • Portfolio risk ratings improved with 91% of loans held for investment rated a 3 or higher compared to 84% in prior quarter(6) • Subsequent to quarter end, decreased hotel loan exposure by $31 million Note: As of June 30, 2020, unless otherwise noted. See footnotes on page 15. 2

Second Quarter 2020 Results

Financial Results

- GAAP net income of $9.8 million or $0.29 per diluted common share[7]
- Core Earnings of $10.7 million or $0.32 per diluted common share[8]
- Book value per diluted common share of $13.91 or $14.75, excluding CECL reserve

Portfolio Activity

- Refinanced two existing senior loans totaling $137.5 million in outstanding principal; transferred $37.5 million in junior subordinated participations to a third party generating additional liquidity
- $23.5 million in outstanding principal funded on previously originated commitments
- Three loans with $100.8 million of outstanding principal transferred to held for sale (subsequently sold post quarter end)

Total Loans Held for Investment

- 50 loans held for investment
- $2.1 billion in originated commitments at closing and $1.8 billion in outstanding principal
- Weighted average unleveraged effective yield of 6.7%[9]

Dividends

- Common stock dividend of $0.33 per common share for Q2-20 paid in cash on July 15, 2020[10]

Subsequent Events

- Closed the sale of three senior mortgage loans with aggregate outstanding principal of $100.8 million
- U.S. Bank facility repaid in full and term was not extended
- Amended MetLife Facility to, among other things, extend the initial maturity date to August 13, 2022

Note: As of June 30, 2020, unless otherwise noted.
See footnotes on page 15.

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Total Loans Held for Investment Portfolio

Key Statistics

($ in millions)

Total loan commitments	$2,058.8
Outstanding principal balance	$1,806.3
Weighted average unpaid principal balance of loan portfolio[11]	$1,889.9
Total number of loans held for investment	50
Percentage of floating rate loans based on outstanding principal balance	98%
Percentage of senior loans based on outstanding principal balance	95%
Weighted average remaining life of loan portfolio	1.5 years
Weighted average remaining life of senior loans	1.5 years
Weighted average remaining life of subordinated debt and preferred equity investments	2.3 years

Unleveraged Effective Yield[12]



8%
6%
4%
2%
0%
7.2%
6.9%
6.8%
6.6%
6.7%[9]

	Q2-19	Q3-19	Q4-19	Q1-20	Q2-20
Senior loans	6.9%	6.5%	6.5%	6.2%	6.3%[9]
Sub. debt and pref. equity investments	14.7%	15.0%	15.1%	13.5%	13.6%

Note: As of June 30, 2020, unless otherwise noted.
See footnotes on page 15.

Loan Portfolio Characteristics[13]



Mid-Atlantic/Northeast 10%
Southwest 12%
Southeast 40%
Midwest 18%
West 20%



Self Storage 1%
Residential/Condominium 2%
Multifamily 25%
Industrial 9%
Student Housing 10%
Office 28%
Mixed-use 12%
Hotel 13%

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Interest Rate Sensitivity(13) • 98% of the loan portfolio is floating rate and 2% is fixed rate • 96% of the loan portfolio is either floating rate with a LIBOR floor (94%) or fixed rate (2%) ◦ For the floating rate loans with LIBOR floors, the weighted average LIBOR floor is 1.77% • 96% of the loan portfolio is either fixed rate or floating rate with a LIBOR floor of 0.16% or higher • 100% of outstanding financing is floating rate ◦ 14% have a LIBOR floor with a weighted average LIBOR floor of 0.96% Total Loan Portfolio by LIBOR Floor Levels Net Income Sensitivity to USD LIBOR Changes(14) Annual estimated increase/(decrease) in net income (loss) ($ in millions) (per diluted common share basis) (15) Outstanding LIBOR Floor Range Principal % Total Cumulative % $0.60 Fixed rate $ 43.9 2% 2% 2.25% - 2.50% 378.9 21% 23% $0.40 2.00% - 2.24% 187.9 10% 34% t c $0.20 a $0.06 1.75% - 1.99% 408.1 23% 56% p m 1.50% - 1.74% 339.8 19% 75% I $0.00 S P 1.25% - 1.49% 139.8 8% 83% E -$0.20 1.00% - 1.24% 70.1 4% 87% $(0.19) -$0.40 <1.00% 161.6 9% 96% $(0.36) No floor 76.2 4% 100% -$0.60 Total $ 1,806.3 100% LIBOR at Zero 0.00% 0.50% 1.00% Change in LIBOR from June 30, 2020 Spot Rate Note: As of June 30, 2020, unless otherwise noted. See footnotes on page 15. 5

Financing Sources Overview Financing Sources Composition(13) Financing Sources Detail ($ in millions) Secured Funding Total (18) Outstanding Financing Sources Commitments Interest Rate Balance Term Loan Agreements 59% Notes Payable Secured Funding 4% Agreements Wells Fargo Facility $ 500.0 LIBOR+1.45 to 2.25% $ 465.4 Secured 2017-FL3 Securitization Term Loan 7% Citibank Facility 325.0 LIBOR+1.50 to 2.50% 120.5 CNB Facility 50.0 LIBOR+2.65% 50.0 U.S. Bank Facility 186.0 LIBOR+1.65 to 2.25% 39.2 Stockholders Morgan Stanley Facility 150.0 LIBOR+1.75 to 2.85% 117.2 Equity MetLife Facility 180.0 LIBOR+2.10 to 2.30% 84.5 2017-FL3 Securitization Subtotal $ 1,391.0 $ 876.8 30% Asset Level Financing Notes Payable $ 84.2 LIBOR+2.50 to 3.75% $ 56.2 Debt to equity ratio excluding CECL reserve(16) 3.0x Capital Markets Loans held for investment weighted average remaining Secured Term Loan $ 110.0 LIBOR+5.00% $ 110.0 life 1.5 years 2017-FL3 Securitization 445.6 LIBOR + 1.70% 445.6 Weighted average remaining term of financing Subtotal $ 555.6 $ 555.6 agreements(17) 3.0 years Q2-20 weighted average borrowings(11) $1,563.4 million Total Debt $ 2,030.8 $ 1,488.6 Note: As of June 30, 2020, unless otherwise noted. See footnotes on page 15. 6

Current Expected Credit Losses - Additional Information Current Expected Credit Loss Reserve Current Expected Credit Loss Reserve by Property Type ($ in thousands) Self Storage 1% Office 23% Balance at 3/31/20 $ 32,168 Provision for CECL (4,007) Industrial 3% Write-offs — Student Recoveries — Housing 10% Balance at 6/30/20 $ 28,161 • Cumulative CECL reserve of $28.2 million reflects macroeconomic Hotel 24% environment from COVID-19 Mixed-use 11% • Provision for CECL reduced by $4.0 million bifurcated between funded commitments of $3.1 million and unfunded commitments of $0.9 million Residential/Condominium • No specific loan impairments on loan portfolio 17% Multifamily 11% • Weighted average risk rating of 3.0 on a scale of 1.0 (lowest risk) to 5.0 Current Expected Credit Loss Reserve (6) (highest risk) by Loan Type • Reduction in provision for CECL in part attributed to: Senior Loans ◦ Loans transferred to held for sale ($1.2 million) 74% ◦ Loan payoff ($0.5 million) Sub.Debt & Pref. Equity Note: As of June 30, 2020, unless otherwise noted. Investments See footnotes on page 15. 26% 7

Appendix 8

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	LIBOR Floor	Unleveraged (12) Effective Yield	Maturity Date	Payment Terms (19)
Office Loans:											
1	Senior	Diversified	Jan 2020	$132.6	$107.9	$107.4	L+3.65%	1.6%	5.7%	Jan 2023	I/O
2	Senior	IL	Nov 2017	82.0	69.6	69.5	L+3.75%	1.3%	5.6%	Dec 2020	I/O
3	Senior	NC	Mar 2019	84.0	59.4	59.1	L+4.25%	2.4%	8.4%	Mar 2021	I/O
4	Senior	IL	May 2018	59.6	57.3	57.2	L+3.95%	2.0%	6.3%	June 2021	I/O
5	Senior	GA	Nov 2019	56.2	38.6	38.2	L+3.05%	2.0%	5.8%	Dec 2022	I/O
6	Senior	CA	Oct 2019	37.2	31.1	30.8	L+3.35%	2.0%	6.0%	Nov 2022	I/O
7	Subordinated	IL	Mar 2020	37.6	29.7	29.4	L+8.00%	1.5%	10.1%	Mar 2023	I/O
8	Senior	IL	Dec 2019	41.9	28.0	27.7	L+3.80%	1.8%	6.2%	Jan 2023	I/O
9	Senior	CA	Nov 2018	22.8	18.0	17.9	L+3.40%	2.3%	6.3%	Nov 2021	I/O
10	Subordinated	NJ	Mar 2016	17.0	17.0	16.4	12.00%	—%	12.8%	Jan 2026	I/O
11	Senior	TX	Apr 2019	28.2	14.7	14.5	L+4.05%	2.5%	7.6%	Nov 2021	I/O
12	Senior	NC	Apr 2019	30.5	13.3	12.7	L+3.53%	2.3%	7.7%	May 2023	I/O
13	Senior	NC	Oct 2018	13.5	8.6	8.5	L+4.00%	2.1%	6.7%	Nov 2022	I/O
14	Subordinated	CA	Nov 2017	3.1	2.9	2.9	L+8.25%	1.3%	9.7%	Nov 2021	I/O
Total Office				**$646.2**	**$496.1**	**$492.2**					

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	LIBOR Floor	Unleveraged (12) Effective Yield	Maturity Date	Payment Terms (19)
Multifamily Loans:											
15	Senior	FL	June 2020	$91.8	$91.3	$90.6	L+5.00%	0.8%	6.7%	Jun 2022	I/O
16	Senior	TX	Sep 2019	75.0	75.0	74.7	L+2.85%	2.0%	5.0%	Oct 2022	I/O
17	Senior	FL	June 2020	46.7	46.2	46.0	L+5.00%	0.8%	6.6%	Jun 2022	I/O
18	Senior	FL	Dec 2018	43.5	43.1	42.8	L+2.60%	2.4%	5.5%	Jan 2022	I/O
19	Senior	NJ	Mar 2020	41.0	41.0	40.7	L+3.05%	1.5%	4.9%	Mar 2022	I/O
20	Senior	KS	Oct 2019	35.8	35.8	35.5	L+3.25%	1.9%	5.5%	Nov 2022	I/O
21	Senior	NY	Dec 2017	30.2	30.2	30.1	L+3.20%	1.4%	4.9%	Dec 2020	I/O
22	Senior	PA	Dec 2018	30.2	29.3	29.2	L+3.00%	2.4%	5.9%	Dec 2021	I/O
23	Senior	TX	Sep 2017	27.5	27.5	27.5	L+3.20%	1.2%	4.9%	Oct 2020	I/O
24	Senior	WA	Feb 2020	19.0	18.6	18.4	L+3.00%	1.7%	5.1%	Mar 2023	I/O
25	Senior	SC	Aug 2019	34.6	2.1	1.8	L+6.50%	2.2%	14.2%	Sep 2022	I/O
Total Multifamily				**$475.3**	**$440.1**	**$437.3**					

See footnotes on page 15.

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Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	LIBOR Floor	Unleveraged Effective Yield[12]	Maturity Date	Payment Terms[19]
Hotel Loans:											
26	Senior	OR/WA	May 2018	$68.1	$68.1	$67.7	L+3.45%	1.9%	4.6%[20]	May 2021	I/O
27	Senior	Diversified	Sep 2018	64.3	60.8	60.6	L+3.60%	2.1%	6.2%	Sep 2021	I/O
28	Senior	CA	Dec 2017	40.0	40.0	39.9	L+4.12%	1.4%	5.9%	Jan 2021	I/O
29	Senior	MI	Nov 2015	35.2	35.2	35.2	L+4.40%	—%	4.6%	July 2020	I/O
30	Senior	IL	Apr 2018	32.9	32.9	32.6	L+4.40%	1.9%	—%[21]	May 2021	I/O
Total Hotel				**$240.5**	**$237.0**	**$236.0**					
Mixed-Use Loans:											
31	Senior	FL	Feb 2019	$100.6	$100.6	$100.2	L+4.25%	2.5%	7.8%	Feb 2021	I/O
32	Senior	CA	Mar 2018	56.1	50.9	50.6	L+4.00%	1.9%	6.2%	Apr 2022	I/O
33	Senior	TX	Sep 2019	42.2	34.7	34.4	L+3.75%	2.3%	6.7%	Sep 2022	I/O
34	Senior	CA	Feb 2020	39.6	20.8	20.4	L+4.10%	1.7%	6.4%	Mar 2023	I/O
35	Subordinated	IL	May 2018	15.5	15.5	15.3	L+12.25%	1.5%	14.5%	Nov 2021	I/O
Total Mixed-Use				**$254.0**	**$222.5**	**$220.9**					
Student Housing Loans:											
36	Senior	TX	Dec 2017	$41.0	$41.0	$40.9	L+4.75%	—%	5.5%	Jan 2021	I/O
37	Senior	CA	June 2017	41.0	39.7	39.7	L+3.95%	1.2%	5.2%	July 2021	I/O
38	Senior	NC	Feb 2019	30.0	30.0	29.9	L+3.15%	2.3%	5.9%	Feb 2022	I/O
39	Senior	TX	Dec 2017	25.1	24.6	24.3	L+3.45%	1.6%	5.5%	Feb 2023	I/O
40	Senior	AL	Feb 2017	24.1	24.1	23.3	L+4.45%	0.8%	—%[21]	Aug 2020	I/O
41	Senior	FL	Jul 2019	22.0	22.0	21.8	L+3.25%	2.3%	5.9%	Aug 2022	I/O
Total Student Housing				**$183.2**	**$181.4**	**$179.9**					

See footnotes on page 15.

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COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(12) Maturity Date Terms(19) Industrial Loans: 42 Senior FL Oct 2019 $52.5 $52.5 $52.1 L+6.10% 2.1% 8.8% Oct 2022 I/O 43 Senior NY Jan 2020 56.5 46.9 46.5 L+5.00% 1.6% 8.3% Feb 2021 I/O 44 Senior NC May 2019 40.5 34.8 34.6 L+4.05% 1.6% 5.9% Mar 2024 I/O 45 Senior CA Nov 2019 26.6 21.5 21.3 L+4.50% 1.9% 7.3% Dec 2021 I/O 46 Senior CA Aug 2019 19.6 13.2 13.1 L+3.75% 2.0% 6.3% Mar 2023 I/O Total Industrial $195.7 $168.9 $167.6 Residential/Condominium Loans: 47 Senior CA Jan 2018 $16.7 $13.1 $13.1 13.00% —% 14.4% Aug 2020 I/O 48 Subordinated NY Oct 2018 16.2 16.2 16.1 L+14.00% 2.3% 18.0% May 2021 I/O 49 Subordinated HI Aug 2018 11.5 11.5 11.5 14.00% —% 17.0% Oct 2020 I/O Total Residential/Condominium $44.4 $40.8 $40.7 Self Storage Loans: 50 Senior FL Feb 2019 $19.5 $19.5 $19.4 L+3.50% 2.0% 6.0% Mar 2022 I/O Total Self Storage $19.5 $19.5 $19.4 Loan Portfolio Total/Weighted Average $2,058.8 $1,806.3 $1,794.0 1.8%(22) 6.4% See footnotes on page 15. 11

Consolidated Balance Sheets As of June 30, 2020 December 31, 2019 (unaudited) ASSETS Cash and cash equivalents $ 72,987 $ 5,256 Restricted cash — 379 Loans held for investment ($525,817 and $515,896 related to consolidated VIEs, respectively) 1,794,049 1,682,498 Current expected credit loss reserve (26,063) — Loans held for investment, net of current expected credit loss reserve 1,767,986 1,682,498 Loans held for sale, at fair value 96,404 — Real estate owned, net 37,693 37,901 Other assets ($996 and $1,309 of interest receivable related to consolidated VIEs, respectively; $31,183 and $41,104 of other receivables related to consolidated VIEs, respectively) 46,163 58,100 Total assets $ 2,021,233 $ 1,784,134 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 876,842 $ 728,589 Notes payable 54,819 54,708 Secured term loan 109,588 109,149 Collateralized loan obligation securitization debt (consolidated VIE) 443,467 443,177 Secured borrowings 47,533 — Due to affiliate 3,217 2,761 Dividends payable 11,072 9,546 Other liabilities ($371 and $718 of interest payable related to consolidated VIEs, respectively) 9,569 9,865 Total liabilities 1,556,107 1,357,795 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at June 30, 2020 and December 31, 2019 and 33,441,937 and 28,865,610 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively 329 283 Additional paid-in capital 497,054 423,619 Accumulated earnings (deficit) (32,257) 2,437 Total stockholders' equity 465,126 426,339 Total liabilities and stockholders' equity $ 2,021,233 $ 1,784,134 12

Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Revenue: Interest income from loans held for investment $ 29,835 $ 31,448 $ 28,536 $ 28,269 $ 29,993 Interest expense (13,042) (15,534) (15,044) (15,124) (16,675) Net interest margin 16,793 15,914 13,492 13,145 13,318 Revenue from real estate owned 1,189 5,220 8,088 6,702 8,357 Total revenue 17,982 21,134 21,580 19,847 21,675 Expenses: Management and incentive fees to affiliate 2,152 1,773 1,959 1,578 2,252 Professional fees 660 903 641 542 532 General and administrative expenses 959 868 1,035 1,005 1,029 General and administrative expenses reimbursed to affiliate 1,038 1,051 764 831 771 Expenses from real estate owned 3,254 6,676 7,338 6,838 7,118 Total expenses 8,063 11,271 11,737 10,794 11,702 Provision for current expected credit losses (4,007) 27,117 — — — Unrealized losses on loans held for sale 3,998 — — — — Income (loss) before income taxes 9,928 (17,254) 9,843 9,053 9,973 Income tax expense, including excise tax 160 9 183 19 218 Net income (loss) attributable to common stockholders $ 9,768 $ (17,263) $ 9,660 $ 9,034 $ 9,755 Earnings (loss) per common share: Basic earnings (loss) per common share $ 0.29 $ (0.54) $ 0.34 $ 0.32 $ 0.34 Diluted earnings (loss) per common share $ 0.29 $ (0.54) $ 0.33 $ 0.31 $ 0.34 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 33,316,933 31,897,952 28,640,363 28,634,514 28,599,282 Diluted weighted average shares of common stock outstanding 33,539,580 31,897,952 28,872,975 28,867,603 28,863,765 Dividends declared per share of common stock(10) $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 0.33 See footnotes on page 15. 13

Reconciliation of Net Income to Non-GAAP Core Earnings(8) For the Three Months Ended ($ in thousands, except per share data) 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Net income (loss) attributable to common stockholders $ 9,768 $ (17,263) $ 9,660 $ 9,034 $ 9,755 Stock-based compensation 365 225 482 479 427 Incentive fees to affiliate 303 — 378 — 674 Depreciation of real estate owned 224 221 219 207 188 Provision for current expected credit losses (4,007) 27,117 — — — Unrealized losses on loans held for sale 3,998 — — — — Core Earnings $ 10,651 $ 10,300 $ 10,739 $ 9,720 $ 11,044 Net income (loss) attributable to common stockholders $ 0.29 $ (0.54) $ 0.34 $ 0.32 $ 0.34 Stock-based compensation 0.01 0.01 0.02 0.02 0.01 Incentive fees to affiliate 0.01 — 0.01 — 0.02 Depreciation of real estate owned 0.01 0.01 0.01 0.01 0.01 Provision for current expected credit losses (0.12) 0.85 — — — Unrealized losses on loans held for sale 0.12 — — — — Basic Core Earnings per common share $ 0.32 $ 0.32 $ 0.38 $ 0.34 $ 0.39 Net income (loss) attributable to common stockholders $ 0.29 $ (0.54) $ 0.33 $ 0.31 $ 0.34 Stock-based compensation 0.01 0.01 0.02 0.02 0.01 Incentive fees to affiliate 0.01 — 0.01 — 0.02 Depreciation of real estate owned 0.01 0.01 0.01 0.01 0.01 Provision for current expected credit losses (0.12) 0.84 — — — Unrealized losses on loans held for sale 0.12 — — — — Diluted Core Earnings per common share $ 0.32 $ 0.32 $ 0.37 $ 0.34 $ 0.38 See footnotes on page 15. 14

Footnotes 1. Based on June 30, 2020 ending spot one month LIBOR rate of 0.16%. 2. As of August 5, 2020. 3. Excludes the U.S. Bank facility, which subsequent to quarter end was repaid in full and its term was not extended. 4. Excluding the CECL reserve. 5. Includes loans on non-accrual. 2% of loans held for investment are under forbearance agreements. 6. The portfolio assessment and risk levels have been classified according to the Company's proprietary methodology on a scale of 1.0 (lowest risk) to 5.0 (highest risk). The assumptions underlying this proprietary methodology are subject to change, may not prove to be true and actual risks may be different than the classifications presented herein. Accordingly, no representation or warranty is made in respect of this information. 7. Inclusive of $4.0 million or $0.12 per diluted common share current expected credit losses ("CECL") benefit offset by $4.0 million or $0.12 per diluted common share unrealized loss on loans transferred to held for sale. 8. The Company believes the disclosure of Core Earnings provides useful information to investors regarding the calculation of incentive fees the Company pays to its manager, Ares Commercial Real Estate Management LLC, and the Company’s financial performance. Core Earnings is an adjusted non-GAAP measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Core Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. 9. Excludes impact of loans on non-accrual status as of June 30, 2020. Including non-accrual loans, total weighted average Unleveraged Effective Yield for total loans held for investment and senior loans would be 6.4% and 6.0%, respectively. 10. There is no assurance dividends will continue at these levels or at all. 11. During the quarter ended June 30, 2020. Includes loans held for sale as of June 30, 2020. 12. Unleveraged Effective Yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. The total Weighted Average Unleveraged Effective Yield is calculated based on the average of Unleveraged Effective Yield of all loans held for investment by the Company as weighted by the outstanding principal balance of each loan. 13. Based on outstanding principal balance of loans held for investment. 14. Represents the estimated hypothetical increases/(decreases) in net income (loss) per diluted common share for a twelve month period, assuming (1) an immediate increase or decrease in 30-day LIBOR as of June 30, 2020 and (2) no change in the outstanding principal balance of the Company's loans held for investment portfolio and borrowings as of June 30, 2020. The analysis detailed herein represents the Company’s perspective and is merely a mathematical illustration. These metrics are shown for illustrative purposes only and the terms and characteristics of such transactions are not necessarily indicative of every type of transaction entered into or arranged by the Company. Any future results may differ from those discussed herein. Accordingly, no representation or warranty is made in respect of this information. 15. Per diluted weighted average common shares of 33.540 million for the three months ended June 30, 2020. 16. Debt to equity ratio of 3.2x including CECL reserve. 17. Assumes exercise of extension options. 18. Represents total commitments. Ability to draw on available capacity is subject to available collateral and lender approvals. 19. I/O = interest only, P/I = principal and interest. 20. At origination, the Oregon/Washington loan was structured as both a senior and mezzanine loan with the Company holding both positions. The mezzanine position of this loan, which had an outstanding principal balance of $13.1 million as of June 30, 2020, was on non-accrual status as of June 30, 2020 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing. 21. Loan was on non-accrual status as of June 30, 2020 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. 22. The weighted average floor is calculated based on loans with LIBOR floors. 15